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                                                                   EXHIBIT 10.15

                           FIRST AMENDMENT TO LEASE

                    (743 NORTH ECKHOFF, ORANGE, CALIFORNIA)
                    ---------------------------------------


     THIS FIRST AMENDMENT TO LEASE ("AMENDMENT") is made as of the 11th day of
                                     ---------
January, 1996, by and among WALTER B. REINHOLD, G. J. BECKER and RUTH BECKER, Trustees of THE G. J. BECKER FAMILY TRUST, dated July 6, 1981, HOWARD PERRY LORENZ, as Executor of THE ESTATE OF CHARLOTTE R. LORENZ, deceased, BALDWIN TERRY REINHOLD and CAROL ANNE REINHOLD, Trustees of THE REINHOLD FAMILY TRUST dated August 9, 1993 and LEO J. PIRCHER (as and collectively hereinafter called "LESSOR"), and VARCO INTERNATIONAL, INC., a California corporation (as and
 ------
hereinafter called "LESSEE")
                    ------

                            WITNESSETH THAT WHEREAS

     A. Lessor is the owner of the improved real property described in Exhibit "A" hereunto annexed and made a party hereof. By lease ("ORIGINAL LEASE")
                                                         --------------
captioned "STANDARD INDUSTRIAL LEASE - NET" dated September 29, 1988, Alfred F.
           -------------------------------
DeLeo, Charlotte R. Lorenz and The G.J. Becker Family Trust (predecessors in interest of Lessor) leased to Lessee a portion of the real property described in said Exhibit "A" (the real property covered by the Original Lease being herein called "ORIGINAL DEMISED PREMISES").
        -------------------------

     B. Lessee has advised Lessor that Lessee desires that the existing building on said real property (which is used principally as Lessee's home office) be expanded by the addition of approximately 10,000 square feet of space and that in order to accommodate such expansion, additional land must be added to the real property demised under the Original Lease. In addition, Lessee has requested that Lessor contribute $625,000 toward the cost of such expansion.

     C. Lessor is agreeable to adding additional land to the real property demised under the Original Lease in order to accommodate such expansion and to contributing $625,000 toward the cost of such expansion, provided the term of the Original Lease is extended and the rent increased as hereinafter provided and the other changes are made in the

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Original Lease as hereinafter set forth. As used herein, the term "LEASE" shall
                                                                   -----
mean the Original Lease as amended by this Amendment.

     NOW, THEREFORE, in consideration of the premises and respective undertakings of the parties hereinafter set forth, it is hereby agreed as follows:

          1. Premises. Exhibit "A" to the Original Lease, which describes the
             --------
land demised thereunder, is hereby deleted and Exhibit "I", hereunto annexed and made a part hereof, is hereby substituted therefor. From and after the date hereof, "THE PREMISES" (i.e. the real property subject to the Lease) shall be
         ------------
the land described in said Exhibit "1" and all improvements now or hereafter thereon.

          2. Term. Paragraph 3.1 of the Original Lease is hereby amended to read
             ----
as follows:

             "3.1 Term. The term of this Lease shall commence on September 29,
              --------
1988 and shall end on December 31, 2005, unless sooner terminated pursuant to any provision hereof."

          3. Rent. Paragraph 4 of the Original Lease is hereby amended to read
             ----
as follows:

          "4. Lessee shall pay the Lessor as rent for the Premises, monthly payments in advance on the first day of each month of the term hereof, as follows: $12,797.85 per month through February, 1990; commencing March 1, 1990, $19,762.00 per month through February 6, 1996; commencing February 7, 1996, $29,250.70 per month; all of the foregoing subject to paragraphs 48 and 49 hereof. Rent for any period during the term hereof which is for less than one
(1) month shall be a prorata portion of the monthly installment for such month. Rent shall be payable in lawful money of the United States to Lessor as designated from time to time in writing to Lessee by Lessor (or the persons comprising Lessor, with respect to the share of such person)."

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     5. Notices. Paragraph 23 of the Original Lessee is hereby amended to read
        -------
as follows:

     "23 Notices. Any notice which a party is required or may desire to give the other shall be in writing and may be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

     TO LESSOR:
     ----------
     c/o Leo J. Pircher, Esq.
     1999 Avenue of the Stars
     26th Floor
     Los Angeles, California 90067

     TO LESSEE:
     ----------
     743 N. Eckhoff Street
     Orange, California 92668
     Attn: Mr. Richard Kertson

     Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given."

     6. Rent Adjustment. Paragraph 49 of the Original Lease is hereby amended as
        ---------------
follows:

     (a) Subparagraph (a) of said paragraph 49 is hereby amended to read as

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follows:

         "(a) On May 1, 1991, November 1, 1993, May 1, 1996, November 1, 1998,
May 1, 2001 and November 1, 2003, the monthly rent payable under paragraph 4 of the Lease shall be adjusted by the increase, if any, from the date this Lease commenced, in The Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for Urban Wage Earners and Clerical Workers, Los Angeles - Anaheim - Riverside, California (1967 = 100), "ALL ITEMS", herein
                                                         ---------
referred to as C.P.I.."
               ------

     (b) Subparagraph (b) of said paragraph 49 is hereby amended to read as follows:

     "(b) The monthly rent payable in accordance with subparagraph (a) of this paragraph 49, shall be calculated as follows:

               (i) With respect to the adjustments on May 1, 1991 and November 1, 1993, the rent payable commencing March 1, 1990 (i.e. $19,762.00 per month) shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month as of which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences (i.e. September 1988). The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment. In no event shall the C.P.I. of the calendar month as of which the adjustment is to take place (i.e. May, 1991 or November, 1993, as the case may be) be deemed to exceed the C.P.I. for the calendar month in which the original lease term commences (i.e. September, 1988) by more than 7% multiplied by the number of years and fraction of a year between September, 1988 and the calendar month as of which the adjustment is to take place, inclusive, nor be deemed to be less than 3% multiplied by the number of years and fraction of a year between September, 1988 and the calendar month as of which the adjustment is to take place, inclusive.

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          (ii) With respect to the adjustments on May 1, 1996, November 1, 1998,
May 1, 2001 and November 1, 2003, the adjustment shall be made in two parts as follows:

               (A) The monthly rent payable commencing March 1, 1990 (i.e. $19,762.00 per month) shall be multiplied by a fraction the numerator of which shall be the C.P.I of the calendar month as of which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences (i.e. September 1988); In no event shall the C.P.I. of the calendar month as of which the adjustment is to take place (i.e. May, 1991 or November, 1993, as the case may be) be deemed to exceed the C.P.I. for the calendar month in which the original Lease term commences (i.e. September, 1988) by more than 7% multiplied by the number of years and fraction of a year between September, 1988 and the calendar month as of which the adjustment is to take place, inclusive, nor be deemed to be less than 3% multiplied by the number of years and fraction of a year between September, 1988 and the calendar month as of which the adjustment is to take place, inclusive.

               (B) In addition, the monthly rent added as of the date of this Amendment (i.e. $5,208.34 per month) shall be multiplied by a fraction, the numerator of which shall be the C.P.I of the calendar month ("CALCULATION
                                                              ------------
MONTH") as of which the adjustment is to take effect, and the denominator of
-----
which shall be the C.P.I. for the calendar month ("BASE MONTH") in which this
                                                   ----------
Amendment is entered into (i.e. December 1995); In no event shall the C.P.I. of the Calculation Month be deemed to exceed the C.P.I. for the Base Month by more than 7% multiplied by the number of years and fraction of a year between the Base Month and Calculation Month, inclusive, nor be deemed to be less than 3% multiplied by the number of years and fraction of a year between the Base Month and Calculation Month, inclusive.

     The new monthly rent hereunder shall be the sum of the amounts calculated under clauses (A) and (B) above, but in no event shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment."

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     (c) Subparagraph (e) of said paragraph 49 is hereby deleted.

     7. Option to Extend. The parties agree that the option of the Lessee to
        ----------------
extend the term of the Lease for a sixty (60) month period commencing when the original term of the Lease expires, as such option is set forth in paragraph 50 of the Original Lease, shall apply to the Lease as amended hereby; that, however, the sixty (60) month "Option Period" with respect to which such option shall apply shall commence when the original term of this Lease expires, as such term is extended by paragraph 2 hereof (i.e. December 31, 2005).

     8. Expansion: The Original Lease is hereby amended by adding a new
        ----------
paragraph 53, which shall read as follows:

     "53 Construction and Tenant Allowances on Expansion.
         -----------------------------------------------

     A. Lessee intends to expand the improvements included in the Premises over and above those existing as of January 1, 1995 by, among other things, the addition of approximately 10,000 square feet of space and related parking facilities. Lessee shall furnish all of the materials, provide all of the fixtures, equipment and personal property and perform all of the work in accordance with the terms hereinafter set forth, required to complete such expansion, including, but not limited to, all building additions, tenant improvements and, without limitation, other work relating to or necessitated by the same. All improvements and property comprising or relating to such expansion, including, but not limited to, such building additions, tenant improvements and other work, shall be deemed to be a part of the Premises. The materials, fixtures, equipment, personal property and work required as aforesaid will herein collectively be called the "EXPANSION."
                                        ---------

     "B. Lessee shall construct, complete and provide the Expansion in a good and workmanlike manner, free from material defects, in accordance with all agreements, encumbrances and restrictions ("BUSINESS AGREEMENT(S)") affecting
                                            ---------------------
the Premises or any part thereof, and all federal, state and local laws, ordinances, rules, regulations, and orders (including, but not limited to, those relating to the environment, health and safety or handicapped persons), including any of the same with respect to which the requirement of compliance is deferred for any reason to a time after the completion of the Expansion.

     "C. In a timely manner, Lessee shall obtain all licenses and permits (including building permits and certificates of occupancy) necessary or desirable in connection with the Expansion. Lessee shall (a) promptly satisfy all conditions shown on any temporary certificates of occupancy issued in connection with the Expansion, (b) promptly cause each such temporary certificate of occupancy to be renewed until a final and unqualified certificate of occupancy is issued in replacement thereof, and (c) promptly cause to be delivered to Lessor final, unqualified and unconditional certificates of occupancy relating to all the Expansion.

     "D. Lessee shall promptly complete the Expansion (but in no event later than the earliest date required by any Business Agreement or any law, ordinance, rule, regulation or order).

     "E. Lessor will have the right to enter upon and inspect the construction, but neither the exercise of such right, nor the failure to exercise the same, nor Lessor's acceptance of the Expansion in whole or in part will relieve Lessee of its liability or responsibility hereunder for any failure to comply with its obligations hereunder.

     "F. Lessee shall cause the work under this paragraph 53 to be performed on a lien-free basis, and, in the event of the filing of a mechanic's or materialman's lien or liens with respect thereto, shall cause the same to be immediately discharged at Lessee's sole cost and expense.

     "G. Neither Lessee nor any contractor or subcontractor or supplier of Lessee shall be the agent of Lessor and no person employed by Lessee or any contractor, subcontractor or supplier shall be an agent or employee of or under the direction of Lessor.

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

     "H. On the date of this Amendment, Lessor shall deliver to Lessee the sum of $625,000 as full compensation for the performance by Lessee of its duties and obligations under this paragraph 53, as the same may hereafter be modified with Lessor's approval. Accordingly, and without limitation on the foregoing, all performance by Lessee under this paragraph 53 shall be at its sole cost and expense (it being fully compensated for the same by the payment of said $625,000 as aforesaid)."

     8. No Representations or Warranties by Lessor. Except as provided in
        ------------------------------------------
paragraph 38 of the Lease, Lessee has acquired and is acquiring its interest and estate in the Premises pursuant to the Lease on an "as is" basis without
                                                    -----
representations or warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning the physical condition of the Premises (Lessee acknowledging that it has occupied the Premises, including the portion of the same added by this Amendment, for many years and is fully familiar with the same and its physical condition).

     9. Counterparts. This Agreement may be executed in two or more
        ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     10. Successors and Assigns. This Agreement shall be binding upon and inure
         ----------------------
to the benefit of the parties hereto and their respective heirs, successors and assigns. As modified herein, the terms and provision of the Lease are hereby ratified and confirmed in their entirety.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease as of the day and year first above written.

                                  LESSORS:
                                  -------




                                  /S/ WALTER B. REINHOLD
                                  ----------------------
                                  WALTER B. REINHOLD

                                  THE G. J. BECKER FAMILY TRUST


                                  By /S/ G.J. BECKER
                                     ---------------
                                    G. J. Becker, Trustee


                                  By /S/ RUTH BECKER
                                     ---------------
                                    Ruth Becker, Trustee

                                  THE ESTATE OF CHARLOTTE LORENZ


                                  By /S/ HOWARD PERRY LORENZ
                                     -----------------------
                                    Howard Perry Lorenz, Executor

                                  THE REINHOLD FAMILY TRUST


                                  By /S/ BALDWIN TERRY REINHOLD
                                     --------------------------
                                    Baldwin Terry Reinhold, Trustee


                                  By /S/ CAROL ANNE REINHOLD
                                     -----------------------
                                    Carol Anne Reinhold, Trustee


                                  /S/ LEO J. PIRCHER
                                  ------------------
                                  LEO J. PIRCHER

                                  LESSEE:
                                  ------

                                  VARCO INTERNATIONAL, INC., a California
                                  corporation


                                  By:  /S/ R.A. KERTSON
                                       ----------------
                                  Its: Vice President

                                       9
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                                                                     Exhibit "A"

                                  DESCRIPTION

PARCEL A:

PARCEL 1 OF LOT LINE ADJUSTMENT NO. LL-95-8, IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, RECORDED OCTOBER 10, 1995 AS INSTRUMENT NO. 95-444698 AND RE-RECORDED NOVEMBER 14, 1995 AS INSTRUMENT NO. 95-505666 OF OFFICIAL RECORDS OF ORANGE COUNTY CALIFORNIA.

PARCEL B:

AN EASEMENT FOR INGRESS AND EGRESS AND DRAINAGE OVER THE FOLLOWING:

THAT PORTION OF PARCEL 2 OF PARCEL MAP NO. 84-758 IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 206, PAGES 4 AND 5 OF PARCEL MAPS, RECORDS OF SAID COUNTY, BEING A STRIP OF LAND 12.50 FEET WIDE, THE SOUTHERLY AND WESTERLY LINES OF WHICH ARE PARALLEL WITH AND 12.50 FEET SOUTHERLY AND WESTERLY OF THAT CERTAIN LINE COMMON TO PARCEL 1 AND PARCEL 2 AS SHOWN ON SAID PARCEL MAP, SAID COMMON LINE BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 2, SAID POINT BEING IN THE EASTERLY LINE OF ECKHOFF STREET AS SHOWN ON SAID PARCEL MAP; THENCE, ALONG SAID COMMON LINE, NORTH 73 DEGREES 26' 09" EAST, 20.00 FEET; THENCE, SOUTH 77 DEGREES 54' 01" EAST, 40.14 FEET; THENCE SOUTH 89 DEGREES 32' 47" EAST, 169.50 FEET; THENCE, SOUTH 00 DEGREES 27' 13" WEST, 150.52 FEET IN THE NORTHERLY LINE OF SEQUOIA AVENUE, AS SHOWN ON SAID PARCEL MAP.

THE SIDELINES OF SAID 12.50 FOOT EASEMENT SHALL BE PROLONGED OR SHORTENED TO MEET AT ANGLE POINTS AND TO TERMINATE AT SAID EASTERLY LINE OF ECKHOFF STREET AND SAID NORTHERLY LINE OF SEQUOIA AVENUE.